                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                       Commission file number 001-12211


Date of report (Date of earliest event reported): October 1, 1997
                                                  ----------------------------

                      ECHELON INTERNATIONAL CORPORATION
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

            FLORIDA                                       59-2554218
   ---------------------------                        -------------------
  (State or other jurisdiction                           (IRS Employer
       of incorporation)                              Identification No.)

One Progress Plaza, Suite 1500, St. Petersburg, FL                 33701
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     (Address of principal executive offices)                   (Zip code)


                                (813) 824-6767
                        -----------------------------
                       (Registrant's telephone number)
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ITEM 5. OTHER EVENTS.

        W. Michael Doramus, founder of Mission Development Company (Mission), a Dallas-based multi-family housing developer, has joined Echelon as executive vice president. Mr. Doramus has served as chairman of Echelon since its spin-off from Florida Progress and, through Mission, also has served as a consultant to Echelon. Mr. Doramus will continue to serve as a board member, but Darryl A. LeClair, Echelon's president and chief executive officer, has assumed the position of chairman.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      ECHELON INTERNATIONAL CORPORATION



Date: 10/10/97                         By: /s/ Susan Glatthorn Johnson
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                                         SUSAN GLATTHORN JOHNSON,
                                         Vice President